SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                January 31, 2000

                    ----------------------------------------


                            THERMO CARDIOSYSTEMS INC.
                     -------------------------------------
             (Exact name of Registrant as specified in its charter)


Massachusetts                     1-10114                             04-3027040
--------------------------------------------------------------------------------
(State or other                (Commission                      (I.R.S. Employer
jurisdiction of                File Number)               Identification Number)
incorporation or
organization)


470 Wildwood Street
Woburn, Massachusetts                                                      01888
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (781) 932-8668
                         (Registrant's telephone number
                              including area code)

         This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermo Cardiosystems Inc.'s Annual Report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: regulatory approvals, reimbursement by insurers, medical community acceptance, technological change, competition, new products, availability of materials and components, intellectual property rights, limited experience in commercializing LVAS products, product liability, international operations and sales, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.  Other Events
         ------------

         On January 31, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding certain corporate transactions affecting the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired: not applicable.

         (b)      Pro Forma Financial Information: not applicable.

         (c)      Exhibits

                  99       Press Release dated January 31, 2000.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of January, 2000.



                                                 THERMO CARDIOSYSTEMS INC.


                                                 By:/s/ Theo Melas-Kyriazi
                                                    ----------------------------
                                                    Theo Melas-Kyriazi
                                                    Chief Financial Officer

                                                                      Exhibit 99

Investor Contact: 781-622-1111
Media Contact: 781-622-1252

              THERMO CADIOSYSTEMS ANNOUNCES THAT ITS PARENT PLANS
                        TO SEEK A BUYER FOR THE COMPANY

WOBURN, Mass., January 31, 2000 - Thermo Cardiosystems Inc. (ASE-TCA) announced today that its parent company, Thermedics Inc. (ASE-TMD), plans to seek a buyer for Thermo Cardiosystems. This action is part of a major reorganization plan under which Thermo Cardiosystems' ultimate parent, Thermo Electron Corporation (NYSE-TMO), will spin in, spin off, and sell various businesses to focus solely on its core measurement and detection instruments business.

         "For more than 30 years, Thermo Electron has tenaciously pursued the research, development, and commercialization of its LVAS technology, so that today, Thermo Cardiosystems holds the dominant position in this market," said R. Michael Kleine, chief executive officer of Thermo Cardiosystems. "We continue to make important strides with our next-generation technologies, which have the potential to bring hope to many more cardiac patients. This is a good opportunity for us to become part of a strategically aligned company with a strong commercial presence in the cardiovascular market to allow us to aggressively pursue the next phase of our ambitious growth plans."

         Thermo Cardiosystems Inc. is a leader in the research, development, and manufacture of implantable left ventricular-assist systems (LVAS). Its air-driven and electric HeartMate heart-assist devices are implanted alongside the natural heart and take over the pumping function of the left ventricle for patients whose hearts are too damaged or diseased to produce adequate blood flow. Both devices are approved for commercial sale in the United States, Europe, and Canada. The company also supplies whole-blood coagulation testing equipment and related disposables, as well as single-use skin-incision devices. More information is available on the Internet at http://www.thermo.com/subsid/tca1.html.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: regulatory approvals, reimbursement by insurers, medical community acceptance, technological change, competition, new products, availability of materials and components, intellectual property rights, limited experience in commercializing LVAS products, product liability, international operations and sales, and the potential impact of the year 2000 on processing date-sensitive information.